UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 8, 2007

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                    14219-0228

(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 7.01 Regulation FD Disclosure
On February 7, 2007 the registrant announced its financial results for the fourth quarter and year ended December 31, 2006, and certain other information. A copy of the registrant’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.
Exhibit 99.1 is incorporated by reference under this Item 7.01.
The registrant hosted its fourth quarter 2006 earnings conference call on February 8, 2007, during which the registrant presented information regarding its earnings for the fourth quarter and year ended December 31, 2006, together with certain other information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, the registrant hereby furnishes a script of the fourth quarter 2006 earnings conference call as Exhibit 99.2 to this report.
Exhibit 99.2 is incorporated by reference under this Item 7.01.
ITEM 9.01 Financial Statements and Exhibits
a.	Financial Statements of Businesess Acquired
- Not Applicable
b.	Pro Forma Financial Information
- Not Applicable
c.	Shell Company Transactions
- Not Applicable
d.	Exhibits

Exhibit 99.1	Press Release dated February 7, 2007
Exhibit 99.2	Script of Fourth Quarter Earnings Conference Call hosted February 8, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 8, 2007

GIBRALTAR INDUSTRIES, INC.

/S/ David W. Kay

Name:	David W. Kay
Title:	Executive Vice President,
Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit
No.	Description

Exhibit 99.1	Press Release dated February 7, 2007

Exhibit 99.2	Script of Fourth Quarter Earnings Conference Call hosted February 8, 2007.